EXHIBIT 10.63

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of February 25, 2008, by and among Hoku Scientific, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A.           The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B.           Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of the common stock, par value $0.001 per share (the “Common Stock”), of the Company, set forth below such Purchaser’s name on the signature page of this Agreement (which aggregate amount for all Purchasers together shall be 2,893,520 shares of Common Stock and shall be collectively referred to herein as the “Shares”).

C.           The Company has engaged Deutsche Bank Securities Inc. as the placement agent (the “Placement Agent”) for the offering of the Shares on a “best efforts” basis.

D.           Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I.
DEFINITIONS

1.1           Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened in writing (or otherwise) against the Company or any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 144.  With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Agreement” shall have the meaning ascribed to such term in the Preamble.

“Average Daily Price”  means, for any security as of any date, the VWAP for such security on the Principal Trading Market, as reported by Bloomberg or, if the Principal Trading Market is not the principal securities exchange or trading market for such security, the VWAP of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the VWAP of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no VWAP is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Buy-In” has the meaning set forth in Section 4.1(f).

“Buy-In Price” has the meaning set forth in Section 4.1(f).

 “Closing” means the closing of the purchase by the Purchasers listed on Annex A hereto and sale by the Company of Shares to such Purchasers pursuant to this Agreement on the Closing Date as provided in Section 2.1(a) hereof.

 “Closing Date” means the date on which this Agreement has been executed and delivered by all parties hereto, unless on such date the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 (other than those to be satisfied at the Closing) shall not have been satisfied or waived, in which case the Closing Date shall be on the second (2nd) Trading Day after the date on which the last to be satisfied or waived of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 (other than those to be satisfied at the Closing) shall have been satisfied or waived.

“Commission” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals, and also includes any securities into which the Common Stock may hereafter be reclassified or changed.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Stoel Rives LLP.

 “Company Deliverables” has the meaning set forth in Section 2.2(a).

 “Company’s Knowledge” means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge of any of the officers of the Company or its Subsidiaries (or the knowledge such officers would have after a reasonable inquiry into the matter in question) having responsibility for the matter or matters that are the subject of the statement.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Deadline Date” has the meaning set forth in Section 4.1(f).

“Disclosure Materials” has the meaning set forth in Section 3.1(h).

“DTC” has the meaning set forth in Section 4.1(c).

“Effective Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Effectiveness Deadline” means the date on which the initial Registration Statement is required to be declared effective by the Commission under the terms of the Registration Rights Agreement.

“Engagement Letter” has the meaning set forth in Section 6.1.

“Environmental Laws” has the meaning set forth in Section 3.1(l).

“Escrow Agent” has the meaning set forth in Section 2.1(d)(i).

“Escrow Agent Duties” has the meaning set forth in Section 2.1(d)(iii)(A).

“Escrow Amount” has the meaning set forth in Section 2.1(d)(i).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

“Indemnified Person” has the meaning set forth in Section 4.7(b).

“Intellectual Property” has the meaning set forth in Section 3.1(r).

“Irrevocable Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit D, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

“Legend Removal Date” has the meaning set forth in Section 4.1(c).

“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Material Adverse Effect” means a material adverse effect on the results of operations, assets, business, prospects, or financial condition of the Company, except that any of the following, either alone or in combination with each other, shall not be deemed a Material Adverse Effect: (i) effects caused by changes or circumstances affecting general market conditions in the U.S. economy other than those that disproportionately affect the industry in which the Company operates, (ii) effects resulting from or relating to the execution, delivery, announcement or performance of this Agreement or the announcement or disclosure of the sale of the Securities or other transactions contemplated by this Agreement, (iii) effects caused by any event, occurrence or condition resulting from or relating to the taking of any action in accordance with this Agreement, (iv) any natural disaster or any acts of terrorism, sabotage, military action or war or any escalation or worsening thereof, or (v) effects resulting from changes in GAAP or applicable laws.

“Material Contract” means any contract of the Company that has been filed or was required to have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

“Material Permits” has the meaning set forth in Section 3.1(p).

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Outside Date” means Friday, February 29, 2008

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agent” has the meaning set forth in the Recitals.

“Placement Agent Fee” means the cash fee to be paid to the Placement Agent for services rendered to the Company in connection with the offering of the Shares.

“Press Release” has the meaning set forth in Section 4.5.

 “Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the Nasdaq Global Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” means $8.64 per share.

“Purchaser” and “Purchasers” have the meaning set forth in the Preamble.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Purchaser Party” has the meaning set forth in Section 4.7(a).

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).

“Regulation D” has the meaning set forth in the Recitals.

“Required Approvals” has the meaning set forth in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

 “Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(v).

“Shares” has the meaning set forth in the Recitals.

“Securities Act” means the Securities Act of 1933, as amended.

“Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

“Stock Certificates” has the meaning set forth in Section 2.2(a)(ii).

“Subscription Amount” means with respect to each Purchaser, the aggregate amount to be paid for the Shares purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Aggregate Purchase Price (Subscription Amount)”.

“Subsidiary” means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest.

“Trading Affiliate” has the meaning set forth in Section 3.2(h).

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Continental Stock Transfer & Trust Company, or any successor transfer agent for the Company.

“VWAP” means the daily volume weighted average price of the Company's Common Stock on the Principal Market as reported by Bloomberg (based on a trading day from 9:30 am EST to 4:00 pm EST) using the VAP function

ARTICLE II.
PURCHASE AND SALE

2.1	Closing.

(a)           Amount.  Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser listed on Annex A hereto, and each Purchaser listed on Annex A hereto shall, severally and not jointly, purchase from the Company, such number of Shares equal to the quotient resulting from dividing (i) the aggregate purchase price for such Purchaser, as indicated below such Purchaser’s name on the signature page of this Agreement (the “Subscription Amount”) by (ii) the Purchase Price, rounded up to the nearest whole Share.

(b)           Closing.  The Closing of the purchase and sale of the Shares shall take place at the offices of Stoel Rives LLP, 101 S. Capitol Blvd., Suite 1900, Boise, Idaho 83702 on the Closing Date, or at such other location or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

(c)           Form of Payment.  On the Closing Date, (i) each Purchaser listed on Annex A hereto shall wire its Subscription Amount, in United States dollars and in immediately available funds, in the amount set forth as the “Aggregate Purchase Price (Subscription Amount)” indicated below such Purchaser’s name on the applicable signature page hereto by wire transfer to the Company’s account and (ii) the Company shall irrevocably instruct the Transfer Agent to deliver to each Purchaser listed on Annex A hereto one or more stock certificates, duly executed on behalf of the Company and registered in the name of such Purchaser, evidencing the number of Shares such Purchaser is purchasing as is set forth on such Purchaser’s signature page to this Agreement next to the heading “Number of Shares to be Acquired”, within three (3) Business Days after the Closing.

(d)           Escrow.

(i)           Simultaneously with the execution and delivery of this Agreement by a Purchaser, such Purchaser shall promptly cause a wire transfer of immediately available funds (U.S. dollars) in an amount representing such Purchaser’s Subscription Amount to be paid to a non-interest bearing escrow account of Lowenstein Sandler PC (the “Escrow Agent”) set forth on Exhibit G attached hereto (the aggregate amounts received being held in escrow by the Escrow Agent are referred to herein as the “Escrow Amount”).  The Escrow Agent shall hold the Escrow Amount in escrow in accordance with Section 2.1(d)(ii) below.

(ii)           The Escrow Agent shall continue to hold the Escrow Amount in escrow in accordance with and subject to this Agreement, from the date of its receipt of the funds constituting the Escrow Amount until the soonest of:

(A)           the termination of this Agreement in accordance with Section 6.17, in which case, if the Escrow Agent then holds any portion of the Escrow Amount, then: (1) in the event of a termination by the Company, the Escrow Agent shall return the portion of the Escrow Amount received from each Purchaser which it then holds, to each such Purchaser, and in the event of a termination by a Purchaser, the Escrow Agent shall return the portion of the Escrow Amount received from such Purchaser which it then holds, to such Purchaser, in accordance with written wire transfer instructions received from the Purchaser; and (2) if the Escrow Agent has not received written wire transfer instructions from any Purchaser before the 30th day after such termination date, then the Escrow Agent may, in its sole and absolute discretion, either (x) deposit that portion of the Escrow Amount to be returned to such Purchaser in a court of competent jurisdiction on written notice to such Purchaser, and the Escrow Agent shall thereafter have no further liability with respect to such deposited funds, or (y) continue to hold such portion of the Escrow Amount pending receipt of written wire transfer instructions from such Purchaser or an order from a court of competent jurisdiction; OR

(B)           the Closing, receipt of written instructions from the Company and the Placement Agent that the Closing shall have been consummated, in which case, the Escrow Agent shall release the Escrow Amount constituting the aggregate purchase price as follows: (1) to the Placement Agent, the fees payable to such Placement Agent (which fees shall be set forth in such instructions), and (2) the balance of the aggregate purchase price to the Company.

(iii)           The Company and the Purchasers acknowledge and agree for the benefit of the Escrow Agent (which shall be deemed to be a third party beneficiary of this Section 2.1(d)) as follows:

(A)           The Escrow Agent: (i) is not responsible for the performance by the Company, the Purchasers or Placement Agent of this Agreement or any of the Transaction Documents or for determining or compelling compliance therewith; (ii) is only responsible for (A) holding the Escrow Amount in escrow pending receipt of written instructions from the Company and the Placement Agent directing the release of the Escrow Amount, and (B) disbursing the Escrow Amount in accordance with the written instructions from the Company and the Placement Agent, each of the responsibilities of the Escrow Agent in clause (A) and (B) is ministerial in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Escrow Agent (collectively, the “Escrow Agent Duties”); (iii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with indemnification acceptable to it, in its sole discretion; (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper Person, and shall have no responsibility for making inquiry as to, or for determining, the genuineness, accuracy or validity thereof, or of the authority of the Person signing or presenting the same; and (v) may consult counsel satisfactory to it, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel.  Documents and written materials referred to in this Section 2.1(d)(iii)(A) include, without limitation, e-mail and other electronic transmissions capable of being printed, whether or not they are in fact printed; and any such e-mail or other electronic transmission may be deemed and treated by the Escrow Agent as having been signed or presented by a Person if it bears, as sender, the Person’s e-mail address.

(B)           The Escrow Agent shall not be liable to anyone for any action taken or omitted to be taken by it hereunder, except in the case of Escrow Agent’s gross negligence or willful misconduct in breach of the Escrow Agent Duties.  IN NO EVENT SHALL THE ESCROW AGENT BE LIABLE FOR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGE OR LOSS (INCLUDING BUT NOT LIMITED TO LOST PROFITS) WHATSOEVER, EVEN IF THE ESCROW AGENT HAS BEEN INFORMED OF THE LIKELIHOOD OF SUCH LOSS OR DAMAGE AND REGARDLESS OF THE FORM OF ACTION.

(C)           The Company hereby indemnifies and holds harmless the Escrow Agent from and against any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees and expenses, which the Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against the Escrow Agent arising out of or relating to the performance of the Escrow Agent Duties, except to the extent such action, claim or proceeding is exclusively the result of the willful misconduct, bad faith or gross negligence of the Escrow Agent.

(D)           The Escrow Agent has acted as legal counsel to the Placement Agent in connection with this Agreement and the other Transaction Documents, is merely acting as a stakeholder under this Agreement and is, therefore, hereby authorized to continue acting as legal counsel to the Placement Agent including, without limitation, with regard to any dispute arising out of this Agreement, the other Transaction Documents, the Escrow Amount or any other matter.  The Purchasers hereby expressly consent to permit the Escrow Agent to represent the Placement Agent in connection with all matters relating to this Agreement, including, without limitation, with regard to any dispute arising out of this Agreement, the other Transaction Documents, the Escrow Amount or any other matter, and hereby waives any conflict of interest or appearance of conflict or impropriety with respect to such representation.  Each of the Purchasers has consulted with its own counsel specifically about this Section 2.1(d) to the extent they deemed necessary, and has entered into this Agreement after being satisfied with such advice.

(E)           The Escrow Agent shall have the right at any time to resign for any reason and be discharged of its duties as escrow agent hereunder (including without limitation the Escrow Agent Duties) by giving written notice of its resignation to the Company, the Placement Agent and the Purchasers at least ten (10) calendar days prior to the specified effective date of such resignation.  All obligations of the Escrow Agent hereunder shall cease and terminate on the effective date of its resignation and its sole responsibility thereafter shall be to hold the Escrow Amount, for a period of ten (10) calendar days following the effective date of resignation, at which time,

(I)           if a successor escrow agent shall have been appointed and have accepted such appointment in a writing to both the Company and the Purchasers, then upon written notice thereof given to each of the Purchasers, the Escrow Agent shall deliver the Escrow Amount to the successor escrow agent, and upon such delivery, the Escrow Agent shall have no further liability or obligation; or

(II)           if a successor escrow agent shall not have been appointed, for any reason whatsoever, the Escrow Agent shall at its option in its sole discretion, either (A) deliver the Escrow Amount to a court of competent jurisdiction selected by the Escrow Agent and give written notice thereof to the Company, the Placement Agent and the Purchasers, or (B) continue to hold the Escrow Amount in escrow pending written direction from the Company and the Placement Agent in form and formality satisfactory to the Escrow Agent.

(F)           In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Escrow Amount or any portion thereunder which, in its sole discretion, are in conflict either with other instructions received by it or with any provision of this Agreement, the Escrow Agent shall have the absolute right to suspend all further performance of its duties under this Agreement (except for the safekeeping of such Escrow Amount) until such uncertainty or conflicting instructions have been resolved to the Escrow Agent’s sole satisfaction by final judgment of a court of competent jurisdiction, joint written instructions from the Company, the Placement Agent and all of the Purchasers, or otherwise.  In the event that any controversy arises between the Company and one or more of the Purchasers or any other party with respect to this Agreement or the Escrow Amount, the Escrow Agent shall not be required to determine the proper resolution of such controversy or the proper disposition of the Escrow Amount, and shall have the absolute right, in its sole discretion, to deposit the Escrow Amount with the clerk of a court selected by the Escrow Agent and file a suit in interpleader in that court and obtain an order from that court requiring all parties involved to litigate in that court their respective claims arising out of or in connection with the Escrow Amount.  Upon the deposit by the Escrow Agent of the Escrow Amount with the clerk of such court in accordance with this provision, the Escrow Agent shall thereupon be relieved of all further obligations and released from all liability hereunder.

2.2           Closing Deliveries.    (a)  On or prior to the Closing with respect to the Purchasers listed on Annex A hereto, the Company shall issue, deliver or cause to be delivered to such Purchaser the following (the “Company Deliverables”):

(i)           this Agreement, duly executed by the Company;

(ii)          duly executed Irrevocable Transfer Agent Instructions acknowledged in writing by the Transfer Agent with the original stock certificates, evidencing the Shares subscribed for by such Purchaser hereunder, registered in the name of such Purchaser as set forth on the Stock Certificate Questionnaire included as Exhibit B-2 hereto (the “Stock Certificates”), delivered within three (3) Business Days of Closing;

(iii)         a legal opinion of Company Counsel, dated as of the Closing Date and in the form attached hereto as Exhibit C, executed by such counsel and addressed to the Purchasers and the Placement Agent;

(iv)        the Registration Rights Agreement, duly executed by the Company;

(v)         a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Shares, (b) certifying the current versions of the certificate of incorporation, as amended, and by-laws of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company, in the form attached hereto as Exhibit E;

(vi)        the Compliance Certificate referred to in Section 5.1(g);

(vii)       a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of the State of Delaware, as of a date within five (5) days of the Closing Date;

(viii)      a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State of each State in which the Company conducts its business as of a date within ten (10) days of the Closing Date; and

(ix)     lock-up agreements, entered into by each of the Company’s directors and executive officers, in the form attached hereto as Exhibit H.

(b)           On or prior to the Closing with respect to the Purchasers listed on Annex A hereto, each such Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i)          this Agreement, duly executed by such Purchaser;

(ii)         its Subscription Amount, in United States dollars and in immediately available funds, in the amount set forth as the “Aggregate Purchase Price (Subscription Amount)” indicated below such Purchaser’s name on the applicable signature page hereto by wire transfer to the Company’s account;

(iii)        the Registration Rights Agreement, duly executed by such Purchaser;

(iv)        a fully completed and duly executed Selling Stockholder Questionnaire in the form attached as Annex B to the Registration Rights Agreement; and

(v)         a fully completed and duly executed Accredited Investor Questionnaire and Stock Certificate Questionnaire in the forms attached hereto as Exhibits B-1 and B-2, respectively.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company.  The Company hereby represents and warrants as of the date hereof and as of the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers and to the Placement Agent that, except as set forth in the Schedules delivered herewith:

(a)           Subsidiaries.  The Company has no direct or indirect Subsidiaries, other than Hoku Materials, Inc., a Delaware corporation, Hoku Solar, Inc., a Delaware corporation, Hoku Materials Holdings, Inc., a Delaware corporation, Hoku Power Investments LLC, a Hawaii limited liability company, and Hoku Power Project 1 LLC, a Hawaii limited liability company.

(b)           Organization and Qualification.  The Company and each of its Subsidiaries is an entity duly incorporated, validly existing and in good standing under the laws of the State of Delaware or the State of Hawaii, as applicable, with the requisite corporate power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation (however denominated) or bylaws or other organizational or charter documents.  The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing (if the concept is applicable in the relevant jurisdiction) as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a Material Adverse Effect.  The Company has not received a written notification that any proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification, and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

(c)           Authorization; Enforcement; Validity.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals.  Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and, assuming each of the Transaction Documents constitutes a valid and binding obligation of the other parties thereto, is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application. Except as set forth on Schedule 3.1(c) hereto, there are no shareholder agreements, voting agreements, preferred investment terms, preemptive rights for existing shareholders, or other similar arrangements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s Knowledge, between or among any of the Company’s stockholders.

(d)           No Conflicts.  The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Shares) do not and will not (i) conflict with or violate any provisions of the Company’s certificate of incorporation or bylaws or otherwise result in a violation of the organizational documents of the Company, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject or decree (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self regulatory organization to which the Company or its securities are subject , including all applicable Trading Markets), or by which any property or asset of the Company is bound or affected), except in the case of clause (ii) and (iii) such as would not, individually or in the aggregate, have a Material Adverse Effect.

(e)           Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Shares), other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Common Stock and the listing of the Common Stock for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filings required in accordance with Section 4.11 of this Agreement and (vi) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).   Subject to the accuracy of the representations and warranties of each Purchaser set forth in Section 3.2 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Shares and (ii) the other transactions contemplated by the Transaction Documents from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company’s certificate of incorporation or bylaws that is or could reasonably be expected to become applicable to the Purchasers as a result of the transactions contemplated hereby, including without limitation, the issuance of the Shares and the ownership, disposition or voting of the Shares by the Purchasers or the exercise of any right granted to the Purchasers pursuant to this Agreement or the other Transaction Documents.

(f)            Issuance of the Shares.  The Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of shareholders.  Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws.  Subject to the accuracy of the representations made by the Purchasers in Section 3.2 hereof, the Shares will be issued and sold to the Purchasers in compliance with applicable exemptions from (A) the registration and prospectus delivery requirements of the Securities Act and (B) the registration and qualification requirements of all applicable securities laws of the states of the United States and any other jurisdiction represented by a Purchaser in an Accredited Investor Questionnaire to be its jurisdiction of residence.

(g)           Capitalization.  The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) has been set forth in the SEC Reports and has changed since the date of such SEC Reports only to reflect stock option exercises that do not, individually or in the aggregate, have a material affect on the issued and outstanding capital stock, options and other securities.  All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company.  Except as specified in Schedule 3.1(g), (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) except for 854,600 shares subject to outstanding employee stock options and restricted stock awards granted to employees of the Company or its Subsidiaries, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company;  (v) there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Company has no liabilities or obligations required to be disclosed in the SEC Reports (as defined herein) but not so disclosed in the SEC Reports, other than those incurred in the ordinary course of the Company's businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

(h)           SEC Reports.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for twelve (12) months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports” and together with this Agreement and the Schedules to this Agreement (if any), the “Disclosure Materials”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.   As of their respective filing dates, or to the extent corrected by a subsequent restatement, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i)            Financial Statements.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement).  Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.  Each of the Material Contracts to which the Company or any of its Subsidiaries is a party or to which the property or assets of the Company or any of its Subsidiaries is subject has been filed as an exhibit to the SEC Reports. Except as set forth in the financial statements of the Company included in the SEC Reports filed prior to the date hereof or as described on Schedule 3.1(i), neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

(j)           Tax Matters.  The Company and each of its Subsidiaries (i) has prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not have a Material Adverse Effect. There are no tax liens or claims pending or, to the Company’s Knowledge, threatened against the Company or any Subsidiary or any of their respective assets or property. Except as described on Schedule 3.1(j), there are no outstanding tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity.

(k)           Material Changes.  Since the date of the latest financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) immaterial liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not materially altered its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), (v) the Company has not issued any equity securities to any officer, director or Affiliate, except Common Stock issued in the ordinary course as dividends on outstanding preferred stock or pursuant to existing Company stock option or stock purchase plans or executive and director corporate arrangements disclosed in the SEC Reports , (vi) there has not been any material change or amendment to, or any waiver of any material right under, any Material Contract under which the Company or any of its assets is bound or subject, (vii) the Company has not lost the services of any key employee or experienced a material change in the composition or duties of the senior management of the Company or any Subsidiary, and (viii) there has been no change or amendment to the Company’s certificate of incorporation or bylaws. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(k), no event, liability or development has occurred or exists with respect to the Company or its business, properties, operations or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(l)           Environmental Matters.  Neither the Company nor any of its Subsidiaries (i) is in violation of any applicable statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances, in each case as in effect at or prior to the Closing (collectively, “Environmental Laws”), (ii) owns or operates any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws; which violation, contamination, liability or claim has had or would have, individually or in the aggregate, a Material Adverse Effect; and there is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim.

(m)           Litigation.  Except as disclosed in the SEC Reports, there is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) would reasonably be expected to, if there were an unfavorable decision, individually or in the aggregate, have a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the Company’s Knowledge, there is not pending any investigation by the Commission involving the Company or any current or former director or officer of the Company.

(n)           Employment Matters.  No material labor dispute exists or, to the Company’s Knowledge, is imminent with respect to any of the employees of the Company or any of its Subsidiaries which would have a Material Adverse Effect.  None of the Company’s or any Subsidiary’s employees is a member of a union that relates to such employee’s relationship with the Company or one of its Subsidiaries, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company believes that its relationship with its employees is good.     The Company is, and at all times has been, in compliance in all material respects with all applicable laws respecting employment (including laws relating to classification of employees and independent contractors) and employment practices, terms and conditions of employment, wages and hours, and immigration and naturalization.  The Company has not violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees’ health, safety, welfare, wages and hours.

(o)           Compliance.  Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) is  or has been in violation of, or in receipt of notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company, except in each case as would not, individually or in the aggregate, have a Material Adverse Effect.

(p)           Regulatory Permits.  The Company and each of its Subsidiaries possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the SEC Reports, except where the failure to possess such permits, individually or in the aggregate, has not and would not have, individually or in the aggregate, a Material Adverse Effect (“Material Permits”) and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Material Permits and the Company is unaware of any facts or circumstances that the Company would reasonably expect to give rise to the revocation or modification of any Material Permits..

(q)           Title to Assets.  Except as set forth on Schedule 3.1(q), the Company and each of its Subsidiaries has good and marketable title in fee simple to all real property owned by it that is material to the business of the Company and its Subsidiaries, taken as a whole, and good and marketable title to all tangible personal property owned by it that is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(r)           Patents and Trademarks.  The Company and each of its Subsidiaries owns, possesses, licenses or has other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology and other proprietary rights and processes (collectively, the “Intellectual Property”) necessary for the conduct of its businesses as now conducted.  The Company Intellectual Property is free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, whether imposed by agreement, contract, understanding, law, equity or otherwise, except where any failure to have such adequate licenses or other rights of use to such Intellectual Property, individually or in the aggregate, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or except as described in the SEC Reports. Except where such violations or infringements would not have, either individually or in the aggregate, a Material Adverse Effect, (a) to the Company’s Knowledge, there are no rights of third parties to any such Intellectual Property; (b) to the Company’s Knowledge, there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property; (d) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (e) there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others that the Company and/or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.

(s)           Insurance.  The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent  in the businesses and locations in which the Company is engaged.  Neither the Company nor any of its Subsidiaries has received any notice of cancellation of any such insurance, nor does the Company have any Knowledge that it or any of its Subsidiaries will be unable to renew its existing insurance coverage for the Company as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(t)             Questionable Payments.  Neither the Company nor any Subsidiary nor, to the Company’s Knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature; or (f) taken any actions that would violate the U.S. Foreign Corrupt Practices Act of 1977, as amended.

(u)           Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company, is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(v)           Internal Accounting Controls. Except as disclosed in the SEC Reports, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences.

(w)           Sarbanes-Oxley; Disclosure Controls.  The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act). Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses. The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

(x)            Certain Fees. No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than the Placement Agent with respect to the offer and sale of the Shares (which placement agent fees are being paid by the Company).

(y)           Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement and the accuracy of the information disclosed in the Accredited Investor Questionnaires, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers under the Transaction Documents.

(z)            Registration Rights. Other than each of the Purchasers or as set forth in Schedule 3.1(z) hereto, no Person has any right (including piggyback registration rights) to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.

(aa)          No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its or its behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Shares.

(bb)          No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, none of the Company or its Subsidiaries nor any Person acting on their behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Shares as contemplated hereby or (ii) cause the offering of the Shares pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or shareholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

(cc)           No Manipulation of Stock. Neither the Company nor, to its Knowledge, any Affiliate has taken, directly or indirectly, any action designed to or which has constituted or which would reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(dd)          Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Company has not, in the 12 months preceding the date hereof, received written notice  from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.  The Company is in compliance in all material respects with the listing and maintenance requirements for continued trading of the Common Stock on the Principal Trading Market.

(ee)           Investment Company. The Company is not required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(ff)           Application of Takeover Protections; Rights Agreements. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of the State of Delaware that is or could reasonably be expected to become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company's issuance of the Shares and the Purchasers' ownership of the Shares.

(gg)          Disclosure.  The Company confirms that neither it nor any of its officers or directors nor any other Person acting on its or their behalf has provided, and it has not authorized the Placement Agent to provide, any Purchaser or its respective agents or counsel with any information that it believes constitutes or could reasonably be expected to constitute material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section 4.8 hereof. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company.  No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the Exchange Act are being incorporated into an effective registration statement filed by the Company under the Securities Act), except for the announcement of this Agreement and related transactions.

(hh)          Acknowledgment Regarding Purchasers’ Purchase of the Shares. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Shares.    The Company represents and warrants that no Purchase will, as a result of the transactions contemplated by this Agreement, become an Affiliate of the Company.

(ii)           No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(jj)           Form S-3 Eligibility. As of the date hereof, the Company meets, and has no Company Knowledge of any facts or circumstances that would cause it not to continue to meet, the eligibility requirements contained in Section I.A. and in Section I.B.3 of the General Instructions to Form S-3 to register securities with the SEC on a registration statement on Form S-3 under the Securities Act.

3.2           Representations and Warranties of the Purchasers.  Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)           Organization; Authority.  Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser.  Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and, assuming each such agreement constitutes a valid and binding obligation of the other parties thereto, when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)           No Conflicts.  The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment  or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(c)           Investment Intent.  Such Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to, or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Shares for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws.  Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Shares (or any securities which are derivatives thereof) to or through any person or entity; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(d)           Purchaser Status.  At the time such Purchaser was offered the Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(e)           General Solicitation.   Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement or general solicitation.

(f)           Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(g)           Access to Information.  Such Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.  Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Shares.

(h)            Certain Trading Activities.  Other than with respect to the transactions contemplated herein, since the time that such Purchaser was first contacted by the Company, the Placement Agent or any other Person regarding the transactions contemplated hereby, neither the Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Shares, and (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). Notwithstanding the foregoing, in the case of a Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement.  Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, and except as otherwise provided in Section 4.10, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the effectiveness of the Registration Statement as described in Section 4.10.

(i)           Brokers and Finders.  No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

(j)           Independent Investment Decision.  Such Purchaser has independently evaluated the merits of its decision to purchase Shares pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision.  Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Shares constitutes legal, tax or investment advice.  Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.  Such Purchaser understands that each of the Placement Agent has acted solely as the agent of the Company in this placement of the Securities and such Purchaser has not relied on the business or legal advice of each of the Placement Agent or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

(k)           Reliance on Exemptions. Such Purchaser understands that the Shares being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares.

(l)             No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(m)           Regulation M. Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by the Purchasers.

(n)           Residency.  Such Purchaser’s principal executive offices are in the jurisdiction set forth immediately below Purchaser’s name on the applicable signature page attached hereto.

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1	Transfer Restrictions.

(a)           Compliance with Laws.  Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Shares may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws.  In connection with any transfer of the Shares other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) to an Affiliate of a Purchaser, (iv) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and broker representation letters) that the Shares may be sold pursuant to such rule) or Rule 144A or (v) pursuant to Rule 144(b)(1)(i) following the applicable holding period or (vi) in connection with a bona fide pledge as part of a margin account or other lending arrangement, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b)           Legends.  Certificates evidencing the Shares shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form until such time as they are not required under Section 4.1(c): (and a stock transfer order may be placed against transfer of the certificates for the Shares):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

In addition, if any Purchaser is an Affiliate of the Company, certificates evidencing the Shares issued to such Purchaser shall bear a customary “affiliates” legend.

(c)           Removal of Legends.  The legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Shares are registered for resale under the Securities Act (provided that, if the Purchaser is selling pursuant to the effective registration statement registering the Shares for resale, the Purchaser agrees only to sell such Shares during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), (ii) such Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Shares are eligible for sale pursuant to the last sentence of Rule 144(b)(1)(i).  Following the earlier of (i) the Effective Date or (ii) Rule 144(b)(1)(i) becoming available for the resale of the Shares, the Company shall deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall reissue a certificate representing the applicable Shares without legend upon receipt by the Transfer Agent of the legended certificates for such Shares or an Exercise Notice, as the case may be.  Any fees (with respect to the Transfer Agent, Company Counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company.  Following the Effective Date, or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing such Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser, a certificate representing such Shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1.  Certificates for Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to the Purchasers by crediting the account of the transferee’s Purchaser’s prime broker with DTC.

(d)           Irrevocable Transfer Agent Instructions.   The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, in the form of Exhibit D attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions or instructions consistent therewith referred to in this Section 4.1(d) will be given by the Company to its transfer agent in connection with this Agreement, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 4.1(d) will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.1(d) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.1(d), that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

(e)           Acknowledgement.  Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Shares or any interest therein without complying with the requirements of the Securities Act.  While the Registration Statement remains effective, each Purchaser hereunder may sell the Shares in accordance with the plan of distribution contained in the Registration Statement and, if it does so, it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available.  Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the Shares is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Shares until such time as the Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Exchange Act, unless such Purchaser is able to, and does, sell such Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act.  Both the Company and its Transfer Agent, and their respective directors, officers, employees and agents, may rely on this subsection (e), and each Purchaser hereunder will indemnify and hold harmless each of such persons from any breaches or violations of this paragraph.

(f)            Buy-In.  If the Company shall fail for any reason or for no reason to issue to a Purchaser unlegended certificates within three (3) Business Days of receipt of all documents necessary for the removal of the legend set forth above (the “Deadline Date”), then, in addition to all other remedies available to such Purchaser, if on or after the Business Day immediately following such three (3) Business Day period, such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three (3) Business Days after such Purchaser’s request and in such Purchaser’s sole discretion, either (i) pay cash to the Purchaser in an amount equal to such Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates representing such shares of Common Stock and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock, times (b) the Average Daily Price on the Deadline Date.

4.2           Furnishing of Information.  In order to enable the Purchasers to sell the Shares under Rule 144 of the Securities Act, for a period of two years from the Closing, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  During such two year period, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144.

4.3            Form D and Blue Sky.  The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof to each Purchaser who requests a copy in writing promptly after such filing.  The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchasers who request in writing such evidence on or prior to the Closing Date.  The Company shall make all filings and reports relating to the offer and sale of the Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

4.4           No Integration.  The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.5           Securities Laws Disclosure; Publicity. By 9:00 a.m., New York City time, on the Trading Day immediately following the execution of this Agreement, the Company shall issue a press release (the “Press Release”) reasonably acceptable to the Placement Agent disclosing all material terms of the transactions contemplated hereby.  On or before 9:00 a.m., New York City time, on the second Trading Day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement and the Registration Rights Agreement)). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or an Affiliate of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law, request of the Staff of the Commission or Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this subclause (ii). From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information received from the Company, any Subsidiary or any of their respective officers, directors, employees or agents, that is not disclosed in the Press Release unless a Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are required to be publicly disclosed by the Company as described in this Section 4.5, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

4.6           Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company shall not and shall cause each of its officers, directors, employees and agents, not to, provide any Purchaser with any material, non-public information regarding the Company from and after the filing of the Press Release without the express written consent of such Purchaser, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.

4.7	Indemnification.

(a)           Indemnification of Purchasers.  In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable, documented attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur, as a result of or relating to third party claims against such Purchaser relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, provided that such a claim for indemnification relating to any breach of any of the representations or warranties made by the Company in this Agreement is made within two (2) years from the Closing.  The Company will not be liable to any Purchaser Party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s fraud, gross negligence, willful misconduct or breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

(b)           Conduct of Indemnification Proceedings.  Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4.7(a), such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed in writing to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Indemnified Person, in which case the Company shall be responsible for the reasonable, documented fees and expenses of no more than one such separate counsel.  The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned.  Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

4.8           Listing of Securities.  In the time and manner required by the Principal Trading Market, the Company shall prepare and file with such Trading Market an additional shares listing application covering all of the Shares and shall use its commercially reasonable efforts to take all steps necessary to maintain, so long as any other shares of Common Stock shall be so listed, such listing.

4.9           Use of Proceeds.  The Company intends to use the net proceeds from the sale of the Shares hereunder for working capital and general corporate purposes.

4.10          Dispositions and Confidentiality After The Date Hereof. Each Purchaser shall not, and shall cause its Trading Affiliates not to, engage in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced as described in Section 4.5 or (ii) this Agreement is terminated in full pursuant to Section 6.17.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement.  Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.

ARTICLE V.
CONDITIONS PRECEDENT TO CLOSING

5.1           Conditions Precedent to the Obligations of the Purchasers to Purchase Shares at the Closing.  The obligation of each Purchaser listed on Annex A hereto to acquire Shares at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only) in writing or deemed waived by such Purchaser’s proceeding with the Closing:

(a)           Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date or time other than the Closing Date, which representations and warranties shall be true and correct in all material respects as of such date or time.

(b)           Performance.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents and which could, individually or in the aggregate, have a Material Adverse Effect.

(d)           Consents. The Company shall have obtained any and all consents, permits, approvals, registrations and waivers from any governmental authority or regulatory body of the United States or any state required for consummation of the purchase and sale of the Shares at the Closing (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.

(e)           Adverse Changes.  Since the date of the execution of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.

(f)            No Suspensions of Trading in Common Stock; Listing.  The Common Stock (i) shall be designated for quotation or listed on the Principal Trading Market and (ii) shall not have been suspended, as of the Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market, except for any suspensions of trading of not more than one Business Day solely to permit dissemination of material information regarding the Company.

(g)           Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(h)           Compliance Certificate. The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b) in the form attached hereto as Exhibit F.

(i)           Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.17 herein.

5.2           Conditions Precedent to the Obligations of the Company to sell Shares at the Closing.  The Company's obligation to sell and issue the Shares to each Purchaser listed on Annex A hereto at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company in writing or deemed waived by the Company’s proceeding with the Closing:

(a)           Representations and Warranties. The representations and warranties made by such Purchaser in Section 3.2 hereof shall be true and correct in all material respects as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct in all material respects as of such date or time.

(b)           Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(c)           No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)           Consents.  The Company shall have obtained any and all consents, permits, approvals, registrations and waivers from any governmental authority or regulatory body of the United States or any state required for consummation of the purchase and sale of the Shares, all of which shall be and remain so long as necessary in full force and effect.

(e)           Purchaser Deliverables. Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

(f)           Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.17 herein.

ARTICLE VI.
MISCELLANEOUS

6.1           Fees and Expenses.  At the Closing, the Company shall reimburse the Placement Agent for the reasonable fees and expenses in connection with the transactions contemplated by this Agreement pursuant to its obligations under its engagement letter with the Placement Agent dated as of January 14, 2008 (the “Engagement Letter”), including, the expenses of counsel to the Placement Agent (which fees shall include, without limitation, the fees and expenses associated with the negotiation, preparation and execution and delivery of this Agreement and the other Transaction Documents and any amendments, modifications or waivers thereto), subject to the consent of the Company for fees and expenses in excess of $50,000 in the aggregate.  The Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers. Each party acknowledges that Lowenstein Sandler PC has rendered legal advice to the Placement Agent and not to such party in connection with the transactions contemplated hereby, and that such party has relied for such matters on the advice of its own respective counsel.

6.2           Entire Agreement.  The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.  At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:00 p.m., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:	Hoku Scientific, Inc.
1075 Opakapaka Street
Kapolei, HI
Telephone No.: (808) 682-7800
Facsimile No.:  (808) 682-7807
Attention:  President and Chief Executive Officer

With a copy to:	Stoel Rives LLP
101 S. Capitol Blvd., Suite 1900
Boise, Idaho 83702
Telephone No.:   (208) 389-9000
Facsimile No.:   (208) 389-9040
Attention:   Paul M. Boyd, Esq.

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature page hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4           Amendments; Waivers; No Additional Consideration.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding or having the right to acquire a majority of the Shares on a fully-diluted basis at the time of such amendment or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.  No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Securities.

6.5           Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6           Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns.  This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers.  Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Shares in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Shares, by the terms and conditions of this Agreement that apply to the “Purchasers”.

6.7            No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except (i) the Placement Agent is an intended third party beneficiary of Article III hereof , (ii) the Escrow Agent is an intended third party beneficiary of Section 2.1(d), and (iii) each Purchaser Party is an intended third party beneficiary of Section 4.7, and the Placement Agent, the Escrow Agent, or each Purchaser Party, as the case may be, may enforce the provisions of such Sections directly against the parties with obligations thereunder.

6.8           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9           Survival.  The representations and warranties contained herein shall survive the Closing and the delivery of the Shares for a period of two (2) years from the Closing Date.  The agreements and covenants contained herein shall survive for the applicable statute of limitations.

6.10           Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11           Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12           Replacement of Shares.  If any certificate evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent.  The applicants for a new certificate under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.  If a replacement certificate evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate as a condition precedent to any issuance of a replacement.

6.13           Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.14           Payment Set Aside.  To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.15           Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

6.16           Independent Nature of Purchasers' Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document.  The decision of each Purchaser to purchase Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions.  Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser. The Company’s obligations to each Purchaser under this Agreement are identical to its obligations to each other Purchaser other than such differences resulting solely from the number of Shares purchased by such Purchaser, but regardless of whether such obligations are memorialized herein or in another agreement between the Company and a Purchaser.

6.17           Termination. This Agreement may be terminated and the sale and purchase of the Shares abandoned at any time prior to the Closing, by either the Company or any Purchaser listed on Annex A hereto (with respect to itself only), upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m., New York City time, on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 6.17 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.  Nothing in this Section 6.17 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.  In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Purchasers.  Upon a termination in accordance with this Section, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOKU SCIENTIFIC, INC.

By:	/s/ Dustin Shindo
	Name:	Dustin M. Shindo
	Title:	President and Chief Executive Officer

LOWENSTEIN SANDLER PC

By:	/s/ Lowenstein Sandler PC
	Name:	Michael Maline
	Title:	Member of the Firm

Solely for purposes of Section 2.1(d)

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES FOR PURCHASERS FOLLOW]

Suntech Power International Co., Ltd.

NAME OF PURCHASER:	Suntech Power International Co., Ltd.

By:	/s/ Steven Chan
Name: Steven Chan
Title: Director

By:	/s/ Jeremy Stokes
Name: Jeremy Stokes
Title: Director

Aggregate Purchase Price (Subscription Amount):
$20,000,000.00

Number of Shares to be Acquired:	2,314,815

Tax ID No.:

Address for Notice:

c/o Suntech America
188 The Embarcadero, 8th Floor
San Francisco, CA 94105

Telephone No.:	415-882-9922

Facsimile No.:	415-882-9923

Attention:	Steven Chan

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.

NAME OF PURCHASER:	Investcorp Interlachen
Multi-Strategy Fund Limited
By: Interlachen Capital Group LP,
Authorized Signatory

By:	/s/ Gregg T. Colburn
Name: Gregg T. Colburn
Title: Authorized Signatory

Aggregate Purchase Price (Subscription Amount):
$3,500,003.52

Number of Shares to be Acquired:	405,093

Tax ID No.:	98-0472068

Address for Notice:

800 Nicolett Mall
Suite 2500
Minneapolis, MN 55402

Telephone No.:	612-659-4407

Facsimile No.:	612-659-4457

Attention:	Gregg Colburn / Legal

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.

NAME OF PURCHASER:	Capital Ventures International
by: Heights Capital Management, Inc.
its authorized agent

By:	/s/ Martin Kobinger
Name: Martin Kobinger
Title: Investment Manager

Aggregate Purchase Price (Subscription Amount):
$1,499,999.04

Number of Shares to be Acquired:	173,611

Tax ID No.:	51-0395477

Address for Notice:

c/o Heights Capital Management
101 California Street, Suite 3250
San Francisco, CA 94111

Telephone No.:	415-403-6500

Facsimile No.:	415-403-6525

Attention:	Martin Kobinger

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.

ANNEX A

Purchasers

Suntech Power International, Ltd.
Interlachen Capital Group LP
Heights Capital Management, Inc.

EXHIBITS:

A:	Form of Registration Rights Agreement
B-1:	Accredited Investor Questionnaire
B-2:	Stock Certificate Questionnaire
C:	Form of Opinion of Company Counsel
D:	Irrevocable Transfer Agent Instructions
E:	Form of Secretary’s Certificate
F:	Form of Officer’s Certificate
G:	Wire Instructions
H:	Form of Lock-Up Agreements

EXHIBIT A

FORM OF REGISTRATION RIGHTS AGREEMENT

2

Instruction Sheet
(to be read in conjunction with the entire Securities Purchase Agreement and Registration Rights Agreement)

A.           Complete the following items in the Securities Purchase Agreement and/or Registration Rights Agreement:

1.
Provide the information regarding the Purchaser requested on the signature pages. The Securities Purchase Agreement and the Registration Rights Agreement must be executed by an individual authorized to bind the Purchaser.

2.	Exhibit B-1 – Accredited Investor Questionnaire:

Provide the information requested by the Accredited Investor Questionnaire

3.	Exhibit B-2 Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire

4.	Annex B to the Registration Rights Agreement -- Selling Securityholder Notice and Questionnaire

Provide the information requested by the Selling Securityholder Notice and Questionnaire

5.	Return the signed Securities Purchase Agreement and Registration Rights Agreement to:

[                                   ]
[                                   ]
[                                   ]
New York, NY [       ]
Tel:
Fax:
Email:

B.	Instructions regarding the transfer of funds for the purchase of Shares have been provided to the Purchasers.

3

EXHIBIT B-1

ACCREDITED INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:           Hoku Scientific, Inc.

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.001 per share (the “Shares”), of Hoku Scientific, Inc., a Delaware corporation (the “Corporation”).  The Shares are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.  The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Shares to such investor.  The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements.  The information supplied by you will be used  in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security.  Your answers will be kept strictly confidential.  However, by signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Shares will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Shares.  All potential investors must answer all applicable questions and complete, date and sign this Questionnaire.  Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A.                      BACKGROUND INFORMATION

Name of Beneficial Owner of the Shares:

Business Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number:	(	)

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:	Approximate Date of formation:

4

Set forth in the space provided below the (i) state(s), if any, in the United States in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, and (ii) state(s), if any, in which you pay income taxes:

 Were you formed for the purpose of investing in the securities being offered?

Yes ____                      No ____

If an individual:

Residence Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number:	(	)

Age:	Citizenship:	Where registered to vote:

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Are you a director or executive officer of the Corporation?

Yes ____                      No ____

Social Security or Taxpayer Identification No.

PART B.                      ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Company to offer and sell the Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a Purchaser of Shares of the Company.

__ (1)
A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

5

__ (2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

__ (3)	An insurance company as defined in Section 2(13) of the Securities Act;

__ (4)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

__ (5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

__ (6)
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

__ (7)
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

__ (8)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

__ (9)
An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

__ (10)
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

__ (11)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

__ (12)
A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

6

___(13)	An executive officer or director of the Company;

___(14)
An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

(Continue on a separate piece of paper, if necessary.)

A.	FOR EXECUTION BY AN INDIVIDUAL:

By

	Date	Print Name:

B.	FOR EXECUTION BY AN ENTITY:

Entity Name:

By

	Date	Print Name:
Title:

C.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:

By

	Date	Print Name:
Title:

Entity Name:

By

	Date	Print Name:
Title:

7

EXHIBIT B-2

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 2.2(b) of the Agreement, please provide us with the following information:

1.	The exact name that the Shares are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Shares and the Registered Holder listed in response to Item 1 above:

3.	The mailing address, telephone and telecopy number of the Registered Holder listed in response to Item 1 above:

4.	The Tax Identification Number (or, if an individual, the Social Security Number) of the Registered Holder listed in response to Item 1 above:

8

EXHIBIT C

FORM OF OPINION OF COMPANY COUNSEL

[To Come.]

9

SCHEDULE A

Opinion Addressees

SCHEDULE B

Material Agreements

EXHIBIT D

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

As of [MM/DD], 2008

Continental Stock Transfer & Trust Company
17 Battery Place, 8th Floor
New York, NY 10004
Attn:  Greg Denman

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of [MM/DD], 2008 (the “Agreement”), by and among Hoku Securities, Inc., a Delaware corporation (the “Company”), and the purchasers named on the signature pages thereto (collectively, and including permitted transferees, the “Holders”), pursuant to which the Company is issuing to the Holders shares (the “Shares”) of Common Stock of the Company, par value $0.001 per share (the “Common Stock”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time and the conditions set forth in this letter are satisfied), subject to any stop transfer instructions that we may issue to you from time to time, if any to issue certificates representing shares of Common Stock upon transfer or resale of the Shares.

You acknowledge and agree that so long as you have received (a) written confirmation from the Company’s legal counsel that EITHER (1) a registration statement covering resales of the Shares has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), or (2) the Shares have been sold in conformity with Rule 144 under the Securities Act (“Rule 144”) or are eligible for sale under with Rule 144(b)(1)(i) if applicable, a copy of such registration statement, then, unless otherwise required by law, within three (3) business days of your receipt of a notice of transfer or Shares, you shall issue the certificates representing the Shares registered in the names of such Holders or transferees, as the case may be, and such certificates shall not bear any legend restricting transfer of the Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if such Shares are not registered for resale under the Securities Act, or able to be sold under Rule 144, then the certificates for such Shares shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

                Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

                Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

Very truly yours,

HOKU SCIENTIFIC, INC.

By:
Name:
Title:

Acknowledged and Agreed:

[	]

By:
Name:
Title:

Date:  [MM/DD], 2008

Annex II
FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT

[NAME OF TRANSFER AGENT]
[Address]
[Address]
Attn:

Re: Hoku Scientific, Inc.
Ladies and Gentlemen:
Hoku Scientific, Inc., a Delaware corporation (the “Company”) has entered into that certain Securities Purchase Agreement, dated as of _____________, 2008, entered into by and among the Company and the buyers named therein (collectively, the “Purchasers”) pursuant to which the Company issued to the Purchasers shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”).  Pursuant to that certain Registration Rights Agreement of even date, the Company agreed to register the resale of the Common Stock (the “Registrable Securities”), under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on                     , ____, the Company filed a Registration Statement on Form S-3 (File No. 333-                    ) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the Registrable Securities which names each of the Purchasers as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the Commission’s staff has advised us by telephone that the Commission has entered an order declaring the Registration Statement effective under the Securities Act at ____ [a.m.][p.m.] on __________, ____, and we have no knowledge, after telephonic inquiry of a member of the staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the Commission and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

This letter shall serve as our standing notice to you that the Common Stock may be freely transferred by the Purchasers pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Purchasers or the transferees of the Purchasers, as the case may be, as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated __________, ____, provided at the time of such reissuance, the Company has not otherwise notified you that the Registration Statement is unavailable for the resale of the Registrable Securities. This letter shall serve as our standing instructions with regard to this matter.

Very truly yours,

HOKU SCIENTIFIC, INC.

By:

EXHIBIT E

FORM OF SECRETARY’S CERTIFICATE

The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of Hoku Scientific, Inc., a Delaware corporation (the "Company"), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of [MM/DD], 2008, by and among the Company and the investors party thereto (the "Securities Purchase Agreement"), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below.  Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement.

1.
Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting of the Board of Directors held on [MM/DD], 2008.  Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

2.
Attached hereto as Exhibit B is a true, correct and complete copy of the Amended and Restated Certificate of Incorporation of the Company, together with any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Certificate of Incorporation, the same being in full force and effect in the attached form as of the date hereof.

3.
Attached hereto as Exhibit C is a true, correct and complete copy of the Amended and Restated Bylaws of the Company and any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.

4.
Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Securities Purchase Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature
Dustin M. Shindo	President and Chief Executive Officer

Darryl S. Nakamoto	Chief Financial Officer, Treasurer and Secretary

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this ____ day of ________, 2008.

Darryl S. Nakamoto
Secretary

I, Dustin M. Shindo, President and Chief Executive Officer, hereby certify that Darryl S. Nakamoto is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is his true signature.

Dustin M. Shindo
President and Chief Executive Officer

EXHIBIT A

Resolutions

EXHIBIT B

Amended and Restated Certificate of Incorporation

EXHIBIT C

Amended and Restated Bylaws

EXHIBIT F

FORM OF OFFICER’S CERTIFICATE

The undersigned, the President and Chief Executive Officer of Hoku Scientific, Inc., a Delaware corporation (the "Company"), pursuant to Section 5.1(g) of the Securities Purchase Agreement, dated as of [MM/DD], 2008, by and among the Company and the investors signatory thereto (the "Securities Purchase Agreement"), hereby represents, warrants and certifies to such investors as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement):

1.
The representations and warranties of the Company contained herein are true and correct in all material respects as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date or time other than the Closing Date, which representations and warranties shall be true and correct in all material respects as of such date or time.

2.
The Company have been performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

IN WITNESS WHEREOF, the undersigned has executed this certificate this ___ day of __________, 2008.

Dustin M. Shindo
President and Chief Executive Officer

EXHIBIT G

WIRE INSTRUCTIONS

Wire Room of:	PNC Bank New Jersey
Caldwell, NJ
ABA # 031207607
For credit to:	Lowenstein Sandler PC
Special Trust Account I
Account # 8025720174

For International wires please use SWIFT Code: PNCCUS33

EXHIBIT H
FORM OF LOCK-UP AGREEMENT